Asset Retirement Obligations	6 Months Ended
Jun. 30, 2012
Asset Retirement Obligations

8. Asset Retirement Obligations

The Company follows accounting for asset retirement obligations in accordance with ASC 410, Asset Retirement and Environmental Obligations, which requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it was incurred if a reasonable estimate of fair value can be made. The Company’s asset retirement obligations primarily represent the estimated present value of the amounts expected to be incurred to plug, abandon and remediate producing and shut-in wells at the end of their productive lives in accordance with applicable state and federal laws. The Company determines the estimated fair value of its asset retirement obligations by calculating the present value of estimated cash flows related to plugging and abandonment liabilities. The significant inputs used to calculate such liabilities include estimates of costs to be incurred; the Company’s credit adjusted discount rates, inflation rates and estimated dates of abandonment. The asset retirement liability is accreted to its present value each period and the capitalized asset retirement costs are amortized using the unit of production method.

A reconciliation of the Company’s asset retirement obligations (“ARO”) for the six-months ended June 30, 2012, is as follows:

Balance, December 31, 2011	$653,240
Liabilities paid	—
Liabilities assumed by buyer of properties	(16,411)
Accretion expense	4,101
Revisions of prior estimates	26,437

Balance, June 30, 2012	667,367
Less current asset retirement obligations	(67,527)

Long-term asset retirement obligations	$599,840